SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                       November 17, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                          CENTRAXX, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-3358-NY              88-0224219
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                2700 Argentia Road, Suite #1000
            Mississauga, Ontario Canada L5N 5V4
            (Address of Principal Executive Offices)

                        (905) 814-0300
                 Registrant's Telephone Number

                        Not Applicable
          (Former Address of Principal Executive Offices)

Item 4.   Changes in Registrant's Certifying Accountant.

           Jones, Jensen & Company, LLC, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 1998, 1997; these financial statements accompanied the Registrant's Annual Report on Form 10-KSB for the calendar year ended December 31, 1998, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

            On November 17, 1999, the Board of Directors of the Registrant resolved to engage Grant Thornton, LLC, Chartered Accountants, of Ontario, Canada, to audit the Registrant's financial statements for the calendar year ended December 31, 1999.

            There were no disagreements between the Registrant and Jones, Jensen & Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            The reports of Jones, Jensen & Company did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the limited operating capital and lack of operations of the Registrant on the dates of the above-referenced Annual Report on Form 10-KSB, were not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's two most recent calendar years, and since then, neither Jones, Jensen & Company nor Grant Thornton, LLC, has advised the Registrant that any of the following exists or is applicable:

            (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

            (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

            (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's two most recent calendar years and since then, the Registrant has not consulted Grant Thornton, LLC, regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          The Registrant has provided Jones, Jensen & Company with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            None, not applicable.

          (b) Pro Forma Financial Information.

            None, not applicable.

            (c)  Exhibits.


     Description of Exhibit              Exhibit Number
     ----------------------              --------------

     Letter on change in certifying            16
     accountants

                               SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTRAXX, INC.

    Date: 3/30/00              By:/s/Michael Ivezic
         ---------                --------------------------------------
                             Michael Ivezic
                                  President and Director